Exhibit 10.14.3

CLEANTECH ACQUISITION CORP.

207 West 25th Street, 9th Floor
New York, NY 10001

September 9, 2022

ATW Partners Opportunities Management, LLC
17 State Street, Suite 2100

New York, NY 10004

Re:	ATW Special Situations I LLC

Ladies and Gentlemen:

As you are aware, ATW Special Situations I LLC, a Delaware limited liability company (the “SPV”) managed by ATW Partners Opportunities Management, LLC (“ATW”), has entered into (i) a Securities Purchase Agreement dated as of December 16, 2021 with CleanTech Acquisition Corp., a Delaware corporation (together with its successors and assigns, “Cleantech”) and Nauticus Robotics, Inc., a Texas corporation (together with its successors and assigns, “Nauticus”) (as amended by that certain letter agreement dated as of January 31, 2022, by and among Cleantech, Nauticus and the SPV (the “January Letter Agreement”), and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Securities Purchase Agreement”) and (ii) a letter agreement dated as of December 16, 2021 with Material Impact Fund II, L.P., a Delaware limited partnership (“MIF II”) (the “MIF II Letter Agreement”), providing that if the SPV consummates the secured convertible term loan investment in the Company (as defined in the MIF II Letter Agreement) (the “Investment”), MIF II will make a capital contribution of $5,000,000 to the SPV (the “MIF II Contribution”) to be invested by the SPV in the Investment. Capitalized terms used in this letter agreement (this “Letter Agreement”) but not defined shall have the meanings assigned thereto in the Securities Purchase Agreement.

The parties hereto acknowledge (i) that under the terms of the Securities Purchase Agreement in effect prior to the amendment thereto effected by the January Letter Agreement (the “Original Securities Purchase Agreement”), the SPV agreed, subject to the terms and conditions of the Securities Purchase Agreement, to purchase a Debenture and an associated Warrant from Cleantech by the advance of a Subscription Amount in the amount of $32,300,000 and (ii) that pursuant to the January Letter Agreement, the SPV, Cleantech and Nauticus agreed that upon the receipt by the SPV of the MIF II Contribution, the Subscription Amount that the SPV had agreed to advance subject to the terms and conditions of the Securities Purchase Agreement would automatically increase from $32,300,000 to $37,200,000 (the “SPV Automatic Increase Provision”), with the Principal Amount of the Debenture and the number of Warrant Shares initially issuable under the associated Warrant subscribed for by the SPV being increased accordingly to reflect the increased Subscription Amount, in accordance with the terms of the Securities Purchase Agreement.

Further, the parties hereto acknowledge that the SPV’s signature page to the Original Securities Purchase Agreement contained an incorrect formula for determining the Principal Amount of the Debenture to be subscribed for and that the correct formula for determining the Principal Amount is as set forth in the definition of “Principal Amount” as defined in the Original Securities Purchase Agreement, and desire to amend the SPV’s signature page to the Securities Purchase Agreement to reflect the correct formula for determining the Principal Amount of the Debenture to be subscribed for by the SPV.

Further, the parties hereto desire to amend the Securities Purchase Agreement such that (i) the Subscription Amount that the SPV is required to advance to Cleantech subject to the terms and conditions of the Securities Purchase Agreement be reduced from $32,300,000 to $29,000,000, (ii) the Subscription Amount that the SPV is required to advance to Cleantech subject to the terms and conditions of the Securities Purchase Agreement shall not be increased upon receipt of any capital contribution or other amount received by the SPV from MIF II as contemplated by the SPV Automatic Increase Provision of the January Letter Agreement, and (iii) the SPV Automatic Increase Provision shall have no force or effect, and instead MIF II shall be made a party to the Securities Purchase Agreement as a Purchaser and subscribe for Securities (including a Debenture and associated Warrant) pursuant to and subject to the terms and conditions of the Securities Purchase Agreement as amended hereby, by the advance by MIF II to Cleantech of a Subscription Amount in the amount of $5,000,000 (and accordingly, the parties hereto desire to make certain other amendments to the terms of the Securities Purchase Agreement in connection therewith).

Further, the parties hereto acknowledge that the SPV and MIF II desire to terminate the MIF II Letter Agreement, along with any rights and obligations of MIF II and the SPV provided therein. For the avoidance of doubt, the SPV and MIF II acknowledge that they have mutually agreed to terminate the MIF Letter Agreement.

Further, the parties hereto acknowledge that The 2022 SLS Family Irrevocable Trust, a Florida Trust (“SLS Family Trust”) desires to become a party to the Securities Purchase Agreement as a Purchaser and subscribe for Securities (including a Debenture and associated Warrant) pursuant to and subject to the terms and conditions of the Securities Purchase Agreement as amended hereby, by the advance by SLS Family Trust to Cleantech of a Subscription Amount in the amount of $1,800,000, and accordingly, the parties hereto desire to make certain other amendments to the terms of the Securities Purchase Agreement in connection therewith.

Further, the parties hereto desire to amend the definition of the term “Exempt Issuance” in the Securities Purchase Agreement to provide that the anti-dilution provisions of the Debentures and Warrants to be issued to the Purchasers under the Securities Purchase Agreement shall not be triggered by the sale and issuance by Cleantech, during the period beginning on the date of the consummation of the Merger and ending on the date that is one (1) year following the date of the consummation of the Merger, of shares of Common Stock with gross proceeds to the Company not to exceed $5,000,000 for an effective per share purchase price of such shares of Common Stock of not less than $10.00.

Further, the parties hereto desire to amend the form of Debenture attached as Exhibit A to the Securities Purchase Agreement and the form of Warrant attached as Exhibit C to the Securities Purchase Agreement to, among other things, reflect the change of the legal names of Cleantech and Nauticus contemplated to take effect at the closing of the Merger.

Now, therefore, the parties hereto agree as follows:

1.  Amendment to the Securities Purchase Agreement. The Securities Purchase Agreement shall be amended, effective as of the date hereof, as follows (and for the avoidance of doubt, to the extent of any conflict between the terms of this Letter Agreement and the terms of the January Letter Agreement and the Securities Purchase Agreement in effect prior to the execution of this Letter Agreement (the “Existing Securities Purchase Agreement”), the terms of this Letter Agreement shall control):

(a) The Subscription Amount that the SPV has agreed to advance to Cleantech for the purchase of Securities (including a Debenture and associated Warrant) subject to the terms and conditions of the Securities Purchase Agreement as amended hereby is $29,000,000, and accordingly, (i) the Principal Amount of the Debenture subscribed for by the SPV is $29,591,600 (i.e., after applying the multiplier of 1.0204 to such Subscription Amount pursuant to the Securities Purchase Agreement as amended hereby); and (ii) the number of Warrant Shares initially issuable under the associated Warrant subscribed for by the SPV is 2,367,328 shares, subject to adjustment under the terms of such Warrant.

(b) The SPV’s signature page to the Securities Purchase Agreement shall be replaced with the SPV’s executed signature page attached as Annex 1 hereto, which reflects the foregoing amendments set forth in the preceding Section 1(a) and correctly states the formula for determining the Principal Amount of the Debenture to be purchased by the SPV subject to the terms and conditions of the Securities Purchase Agreement as amended hereby.

(c) Notwithstanding anything set forth in the January Letter Agreement (including without limitation the SPV Automatic Increase Provision), the Subscription Amount that the SPV has agreed to advance to Cleantech for the purchase of Securities under and pursuant to the terms of the Securities Purchase Agreement shall not be increased upon receipt by Cleantech of the MIF II Contribution or any other amount received by Cleantech from MIF II.

(d) The following defined term is inserted in the appropriate alphabetical order in Section 1.1 of the Securities Purchase Agreement:

“Agent” shall mean ATW Special Situations I LLC, a Delaware limited liability company, in its capacity as Agent (as defined in the Pledge and Security Agreement) on behalf of the Creditors (as defined in the Pledge and Security Agreement).

(e) The following defined terms appearing in Section 1.1 of the Securities Purchase Agreement are hereby amended and restated as follows:

“Escrow Agreement” means the escrow agreement to be entered into on or prior to the Closing Date, by and among the Company, the Purchasers and the Escrow Agent pursuant to which the Purchasers shall deposit Subscription Amounts with the Escrow Agent, subject to the terms and conditions of this Agreement, in form and substance satisfactory to the Lead Purchaser, to be applied to the transactions contemplated hereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder, warrants to the Placement Agent in connection with the transactions pursuant to this Agreement and any securities upon exercise of warrants to the Placement Agent and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities, and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the prohibition period in Section 4.13(a) herein, and provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, (d) securities issued pursuant to the Merger Agreement, provided that the effective price per share of any such securities is not lowered, any such securities are not amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such securities are otherwise materially changed in any manner that adversely affects any of the Purchasers, (e) concurrently with the Closing, as contemplated by the Merger Agreement, a private placement of shares of Common Stock with strategic or existing investors with gross proceeds to the Company of at least $25 million for an effective per share purchase price of Common Stock of not less than $10.00 and provided no additional securities, resets or rights shall be granted to the purchasers in connection therewith and further provided that such purchasers may be granted pro-rata registration rights in connection therewith (but not on better terms than the Registration Rights Agreement) with the shares underlying the Debentures (the “Concurrent Financing”), and (f) during the period beginning on the date of the consummation of the Merger and ending on the date that is one (1) year following the date of the consummation of the Merger, a private placement of shares of Common Stock with gross proceeds to the Company not to exceed $5 million for an effective per share purchase price of Common Stock of not less than $10.00 and provided no additional securities, resets or rights shall be granted to the purchasers in connection therewith and provided further such purchasers may be granted registration rights in connection therewith (but not on better terms than the Registration Rights Agreement) with the shares underlying the Debentures.

“Lock-Up Agreements” means the Lock-Up Agreements, dated as of the Closing Date, by and among the Company and the directors, officers, and 5% or more stockholders of the Company immediately following the consummation of the Merger, in the form of Exhibit H-1 and H-2 attached hereto, as applicable. Alternatively, if provided by such party pursuant to the Merger and the terms thereof are substantially similar to Exhibit H1 and/or H2, as applicable, such lock-up agreement shall be sufficient for purposes of this Agreement and shall be deemed a Lock-Up Agreement hereunder.

“Permitted Indebtedness” means (a) the indebtedness evidenced by the Debentures, (b) the indebtedness existing on the date hereof and set forth on Schedule 4.22, (c) lease obligations (including capital leases) and purchase money indebtedness of up to $500,000, in the aggregate, incurred in connection with the acquisition of capital assets and lease obligations with respect to newly acquired or leased assets, (d) indebtedness that (i) is expressly subordinate to the Debentures pursuant to a written subordination agreement with the Purchasers that is acceptable to each Purchaser in its sole and absolute discretion and (ii) matures at a date later than the 91st day following the Maturity Date (as defined in the Debentures), (e) up to $75 million, in the aggregate, indebtedness that is senior, pari-passu or junior to the Debentures (including unsecured indebtedness), provided that (i) any such indebtedness does not include any equity or equity-linked component thereof, (ii) any pari-passu or junior indebtedness incurred pursuant to this clause (e) (other than unsecured indebtedness) shall be subject to a written intercreditor agreement with the Purchasers that is acceptable to each Purchaser in its sole discretion and (iii) any indebtedness incurred pursuant to this clause (e) shall not be incurred by a Foreign Subsidiary (as defined in the Pledge and Security Agreement), (f) additional unsecured indebtedness in an amount not to exceed $1,500,000 in the aggregate, and (g) the indebtedness existing on the Original Issue Date (as defined in the Debentures) set forth on Schedule 20 to the Perfection Certificate (attached as Exhibit A to the Pledge and Security Agreement).

“Pledge and Security Agreement” means the Pledge and Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time), dated as of the Closing Date, among the Company, the Target, the Agent, and the other debtors from time to time party thereto and each of the Purchasers who purchase Securities hereunder, in form and substance satisfactory the Lead Purchaser in its sole discretion.

“Registration Rights Agreement” means the Registration Rights Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time), dated as of the Closing Date, among the Company and the Purchasers party thereto, in the form of Exhibit B attached hereto.

“Security Documents” shall mean the Pledge and Security Agreement, the Intellectual Property Security Agreements, the Subsidiary Guarantee, the original Pledged Securities, along with medallion guaranteed executed blank stock powers to the Pledged Securities, any other documents, instruments or filings required under the Pledge and Security Agreement and/or the Intellectual Property Security Agreements, as applicable, including without limitation all UCC-1 filing receipts, each in form and substance satisfactory to the Lead Purchaser in its sole discretion, and any other documents, instruments or filing necessary or appropriate, as determined by the Lead Purchaser in its sole discretion, in order to grant the Agent on behalf of the Creditors (as defined in the Pledge and Security Agreement) a first priority security interest in the assets of the Company and the Subsidiaries, each in form and substance satisfactory to the Lead Purchaser in its sole discretion.

“Subsidiary Guarantee” means the Subsidiary Guarantee (as amended, amended and restated, supplemented or otherwise modified from time to time), dated as of the Closing Date, by the Target and each other Subsidiary (other than Excluded Subsidiaries (as defined in the Pledge and Security Agreement)) from time to time party thereto, in favor of the Agent on behalf of the Creditors (as defined in the Pledge and Security Agreement), in form and substance satisfactory to the Lead Purchaser in its sole discretion.

“Transaction Documents” means this Agreement, that certain Letter Agreement dated as of September 9, 2022, by and among the Company, the Target and the Purchasers, the Debentures, the Warrants, the Registration Rights Agreements, the Pledge and Security Agreement, the Intellectual Property Security Agreements, the Subsidiary Guarantee, the Lock-Up Agreements, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

(f)   Section 2.1 of the Securities Purchase Agreement is hereby amended and restated in its entirety as follows:

“2.1 Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein substantially concurrent with the consummation of the Merger, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, up to an aggregate of $40,000,000 in principal amount of the Debentures. Each Purchaser shall deliver to the Escrow Agent, via wire transfer immediately available funds equal to such Purchaser’s Subscription Amount as set forth on the signature page hereto executed by such Purchaser, and the Company shall deliver to each Purchaser its respective Debenture and a Warrant, as determined pursuant to Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of EGS or such other location as the parties shall mutually agree. Notwithstanding anything contained in this Agreement to the contrary, the obligations of the Lead Purchaser (as defined in Section 5.2 hereto) to purchase the Securities set forth in this Agreement from the Company and the obligations of the Company to sell such Securities to the Lead Purchaser shall not be conditioned on the satisfaction of the closing conditions set forth in Section 2.3(a)(i), Section 2.3(a)(ii) and Section 2.3(a)(iii) of this Agreement, other than with respect to the Lead Purchaser itself in each case.”

(g) Section 2.2(a) of the Securities Purchase Agreement is hereby amended and restated in its entirety as follows:

“(a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser (or if specified in the provisions of this Section 2.2(a) below, to the Lead Purchaser), the following:

(i) this Agreement duly executed by the Company;

(ii) one or more legal opinions of Company Counsel and Target Counsel, in form and substance reasonably satisfactory to the Lead Purchaser;

(iii) a Debenture with a principal amount equal to such Purchaser’s Principal Amount, registered in the name of such Purchaser;

(iv)   a Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to 120% of such Purchaser’s Principal Amount of Debentures issued on the Closing Date divided by the Conversion Price, with an exercise price equal to $20, subject to adjustment as provided therein;

(v) the Company’s wire instructions, on Company letterhead and executed by the Chief Executive Officer or Chief Financial Officer of the Company;

(vi) the Pledge and Security Agreement, duly executed by the Company and each Subsidiary, along with all of the Security Documents, including without limitation the Subsidiary Guarantee, duly executed by the parties thereto;

(vii) to the Lead Purchaser, evidence of insurance and loss payee endorsements required under the Pledge and Security Agreement and certificates of insurance policies and/or endorsements naming the Agent as additional insured or loss payee, or such other or further documents required to grant Agent on behalf of the Creditors (as defined in the Pledge and Security Agreement a collateral interest in such policies or the proceeds thereof, as applicable, in form and substance reasonably satisfactory to Lead Purchaser in its sole discretion;

(viii) to the Lead Purchaser, the original Pledged Securities and corresponding stock powers;

(ix) one or more intellectual property security agreements, duly executed by the Company and each Subsidiary, in form and substance satisfactory to the Lead Purchaser in its sole discretion (the “Intellectual Property Security Agreements”);

(x) a perfection certificate, duly executed by the Company, Target and each Subsidiary and Target Subsidiary as of the date of hereof, and a bring-down perfection certificate, duly executed by the Company, the Target and each Subsidiary and Target Subsidiary as of the Closing Date, each in form and substance satisfactory to the Lead Purchaser in its sole discretion;

(xi) the duly executed Lock-Up Agreements;

(xii) the Registration Rights Agreement duly executed by the Company;

(xiii) the duly executed Escrow Agreement;

(xiv) such other documents and instruments with respect to the transactions contemplated hereby as the Lead Purchaser may reasonably request.”

(h) Article V of the Securities Purchase Agreement is hereby amended by adding the following new Section 5.23 in the appropriate numerical order:

“5.23 Decisions of Purchasers. Notwithstanding anything set forth herein or in any of the other Transaction Documents, any term or provision of this Agreement or any other Transaction Document providing that a decision, selection, objection, or action, shall, in order to be made or permitted hereunder or thereunder (as the context requires), require the consent, approval, or objection of “a majority in interest of the Purchasers” or “the Purchasers of a majority in interest of the Securities then outstanding” or “the Holders of a majority of the Registrable Securities” or “the Purchasers with at least 51% of the Subscription Amounts” or “the holders of at least 51% of the principal amount of the then outstanding Debentures” or “the Creditors holding a majority in principal amount of Debentures (based on then-outstanding principal amounts of Debentures at the time of any such determination)” or “a Majority in Interest” or other words of similar effect, if any employee, officer, partner, director, manager, member, stockholder, agent, representative or other affiliate of any Purchaser is, at the time such consent, approval or objection is to be made or given, as applicable, a member of the Board of Directors of the Company, the vote of such Purchaser shall not be counted in determining whether the applicable consent, approval or objection shall be made or given, as applicable (any such Purchaser, a “Restricted Purchaser”); provided, for the avoidance of doubt and without limiting the foregoing, the restriction on the ability of a Restricted Purchaser to vote in decisions to be made by the Purchasers hereunder or in any other Transaction Document provided in this Section 5.23 shall apply to any action of the Company or any Subsidiary not permitted to be taken without the consent of the applicable Purchasers (as provided hereunder or in any other Transaction Document), and accordingly, the vote of any Restricted Purchaser shall not be counted in determining whether the Company or such Subsidiary, as applicable, shall be permitted to take such action in accordance with this Agreement or such other Transaction Document, as applicable. Notwithstanding the foregoing or anything else in this Agreement or any other Transaction Document to the contrary, in no event shall any amendment or other modification be made to, nor shall there be any waiver with respect to, this Agreement or any other Transaction Document, nor shall any side letter or other agreement be entered into by any Person with respect to this Agreement or any other Transaction Document, that disproportionately and adversely affects the rights or obligations of any Restricted Purchaser relative to any other Purchaser or holder of Securities, or that results in any Restricted Purchaser being treated differently and adversely from or otherwise less favorably than any other Purchaser or holder of Securities, unless such Restricted Purchaser has provided its prior written consent to any such amendment, modification, waiver, side letter or other agreement.”

(i)   The form of Debenture attached as Exhibit A to the Securities Purchase Agreement (the “Existing Form of Debenture”) shall be amended and restated in its entirety and replaced by, effective as of the date hereof, the form of Debenture attached as Annex 2 hereto. All references in the Securities Purchase Agreement to the Existing Form of Debenture are hereby modified and shall now be deemed to refer to the form of Debenture as modified by this Letter Agreement

(j)   The form of Warrant attached as Exhibit C to the Securities Purchase Agreement (the “Existing Form of Warrant”) shall be amended and restated in its entirety and replaced by, effective as of the date hereof, the form of Warrant attached as Annex 3 hereto. All references in the Securities Purchase Agreement to the Existing Form of Warrant are hereby modified and shall now be deemed to refer to the form of Warrant as modified by this Letter Agreement.

(k) All references in the Transaction Documents to the Existing Securities Purchase Agreement are hereby modified and shall be deemed to refer to the Securities Purchase Agreement as modified by this Letter Agreement.

2. Termination of the MIF Letter Agreement by Mutual Agreement of the SPV and MIF II. Effective as of the date hereof, the MIF II Letter Agreement is hereby terminated, and accordingly all provisions of the MIF II Letter Agreement shall have no further force or effect. The SPV hereby releases MIF II, its officers, partners, managers, employees, directors, agents and representatives from and against any and all claims, losses, damages, liabilities, demands, costs and expenses attributable to, or arising out of, in any way the MIF II Letter Agreement. MIF II hereby releases the SPV, its officers, partners, managers, employees, directors, agents and representatives from and against any and all claims, losses, damages, liabilities, demands, costs and expenses attributable to, or arising out of, in any way the MIF II Letter Agreement. The SPV and MIF II expressly agree and acknowledge that their entering into this Letter Agreement shall not be construed in any manner as an admission of any liability, obligation, or wrongdoing on the part of either the SPV or MIF II with respect of the MIF Letter Agreement. Each of the SPV and MIF II expressly denies any and all liability or wronging with respect to the MIF Letter Agreement. This Letter Agreement states the entire agreement among the SPV and MIF II and the other parties hereto about the termination of the MIF Letter Agreement, and supersedes all and all prior agreements, commitments, communications, negotiations, offers (whether in writing or oral), representations, statements, understandings and writings pertaining thereto, and may not be amended or modified except by written instrument duly executed and delivered by all of the parties hereto.

3. Subscription and Joinder as a Purchaser by MIF II. Effective as of the date hereof, MIF II shall be joined to the Securities Purchase Agreement as amended hereby as a Purchaser, and MIF II hereby agrees to advance to Cleantech, pursuant to and subject to the terms and conditions of the Securities Purchase Agreement as amended hereby, a Subscription Amount for the purchase of Securities (including a Debenture and associated Warrant) in the amount of $5,000,000, and accordingly, (i) the Principal Amount of the Debenture subscribed for by MIF II is $5,102,000 (i.e., after applying the multiplier of 1.0204 to such Subscription Amount pursuant to the Securities Purchase Agreement as amended hereby); and (ii) the number of Warrant Shares initially issuable under the associated Warrant subscribed for by MIF II is 408,160 shares, subject to adjustment in accordance with the terms of such Warrant. In furtherance of the foregoing, MIF II hereby delivers to Cleantech the executed signature page of MIF II to the Securities Purchase Agreement attached as Annex 4 hereto, which reflects the Subscription Amount to be advanced by MIF II to Cleantech subject to the terms and conditions of the Securities Purchase Agreement as amended hereby and the resulting Principal Amount of the Debenture and number of Warrant Shares initially issuable under the Warrant being subscribed for by MIF II, subject to the terms and conditions of the Securities Purchase Agreement as amended hereby, as described in the foregoing sentence; and upon such delivery, effective as of the date hereof, MIF II assumes all of the rights and obligations of a Purchaser under the Securities Purchase Agreement as amended hereby and makes all of the representations and warranties applicable to a Purchaser under the Securities Purchase Agreement, for itself and for no other Purchaser. MIF II acknowledges that, in addition to this Letter Agreement, MIF II and its counsel have had the opportunity to review the Original Securities Purchase Agreement and the January Letter Agreement amending the Original Securities Purchase Agreement (which collectively are amended by this Letter Agreement and, to the extent of any conflict between the terms therein and the terms of this Letter Agreement, superseded by this Letter Agreement), copies of which are attached as Annex 6 and Annex 7 hereto, respectively.

4. Subscription and Joinder as a Purchaser by The 2022 SLS Family Irrevocable Trust. Effective as of the date hereof, SLS Family Trust shall be joined to the Securities Purchase Agreement as amended hereby as a Purchaser, and SLS Family Trust hereby agrees to advance to Cleantech, pursuant to and subject to the terms and conditions of the Securities Purchase Agreement as amended hereby, a Subscription Amount for the purchase of Securities (including a Debenture and associated Warrant) in the amount of $1,800,000, and accordingly, (i) the Principal Amount of the Debenture subscribed for by SLS Family Trust is $1,836,720 (i.e., after applying the multiplier of 1.0204 to such Subscription Amount pursuant to the Securities Purchase Agreement as amended hereby); and (ii) the number of Warrant Shares initially issuable under the associated Warrant subscribed for by SLS Family Trust is 146,937 shares, subject to adjustment in accordance with the terms of such Warrant. In furtherance of the foregoing, SLS Family Trust hereby delivers to Cleantech the executed signature page of SLS Family Trust to the Securities Purchase Agreement attached as Annex 5 hereto, which reflects the Subscription Amount to be advanced by SLS Family Trust to Cleantech subject to the terms and conditions of the Securities Purchase Agreement as amended hereby and the resulting Principal Amount of the Debenture and number of Warrant Shares initially issuable under the Warrant being subscribed for by SLS Family Trust, subject to the terms and conditions of the Securities Purchase Agreement as amended hereby, as described in the foregoing sentence; and upon such delivery, effective as of the date hereof, SLS Family Trust assumes all of the rights and obligations of a Purchaser under the Securities Purchase Agreement as amended hereby and makes all of the representations and warranties applicable to a Purchaser under the Securities Purchase Agreement, for itself and for no other Purchaser. SLS Family Trust acknowledges that, in addition to this Letter Agreement, SLS Family Trust and its counsel have had the opportunity to review the Original Securities Purchase Agreement and the January Letter Agreement amending the Original Securities Purchase Agreement (which collectively are amended by this Letter Agreement and, to the extent of any conflict between the terms therein and the terms of this Letter Agreement, superseded by this Letter Agreement), copies of which are attached as Annex 6 and Annex 7 hereto, respectively.

Except as otherwise set forth in this Letter Agreement, each party hereto agrees that this Letter Agreement shall be limited to the precise meaning of the words as written herein and shall not be deemed to be a consent to any waiver or modification of any other term or condition of either the Securities Purchase Agreement or any other Transaction Document. The interpretation and enforceability of this Letter Agreement and the rights of the parties hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to its principles of conflicts of laws. This Letter Agreement may be executed in multiple counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument. This Letter Agreement may be executed by facsimile or other electronic transmission, including by email with attached “pdf”. This Letter Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto. This Letter Agreement may be amended, supplemented or otherwise modified only by a written agreement duly executed by or on behalf of each of the parties hereto. The provisions of this Letter Agreement may be waived only by a written instrument duly executed by or on behalf of the party against whom such waiver is sought to be enforced.

(Signature Page Follows)

Please execute this Letter Agreement where indicated below in order to confirm your agreement with the foregoing provisions.

Very truly yours,

CLEANTECH ACQUISITION CORP.

By:	/s/ Eli Spiro
	Name:	Eli Spiro
	Title:	Chief Executive Officer

NAUTICUS ROBOTICS, INC.

By:
	Name:	Nicolaus Radford
	Title:	President and Chief Executive Officer

Accepted and agreed

as of the date first written above by:

ATW SPECIAL SITUATIONS I LLC,

as a Purchaser and a party to the MIF II Letter Agreement

By:	ATW PARTNERS OPPORTUNITIES
MANAGEMENT, LLC, its Manager

By:
	Name:	Antonio Ruiz-Gimenez
	Title:	Authorized Signatory

MATERIAL IMPACT FUND II, L.P.,

as a Purchaser and a party to the MIF II Letter Agreement

By: MATERIAL IMPACT FUND PARTNERS II, LLC, its General Partner

By:
	Name:	Adam Sharkawy
	Title:	Managing Member

THE 2022 SLS FAMILY IRREVOCABLE TRUST,

as a Purchaser

By:
	Name:	Adam Westreich
	Title:	Trustee

Please execute this Letter Agreement where indicated below in order to confirm your agreement with the foregoing provisions.

Very truly yours,

CLEANTECH ACQUISITION CORP.

By:
	Name:	Eli Spiro
	Title:	Chief Executive Officer

NAUTICUS ROBOTICS, INC.

By:	/s/ Nicolaus Radford
	Name:	Nicolaus Radford
	Title:	President and Chief Executive Officer

Accepted and agreed

as of the date first written above by:

ATW SPECIAL SITUATIONS I LLC,

as a Purchaser and a party to the MIF II Letter Agreement

By: ATW PARTNERS OPPORTUNITIES

MANAGEMENT, LLC, its Manager

By:
	Name:	Antonio Ruiz-Gimenez
	Title:	Authorized Signatory

MATERIAL IMPACT FUND II, L.P.,

as a Purchaser and a party to the MIF II Letter Agreement

By: MATERIAL IMPACT FUND PARTNERS II, LLC, its General Partner

By:
	Name:	Adam Sharkawy
	Title:	Managing Member

THE 2022 SLS FAMILY IRREVOCABLE TRUST,

as a Purchaser

By:
	Name:	Adam Westreich
	Title:	Trustee

Please execute this Letter Agreement where indicated below in order to confirm your agreement with the foregoing provisions.

Very truly yours,

CLEANTECH ACQUISITION CORP.

By:
	Name:	Eli Spiro
	Title:	Chief Executive Officer

NAUTICUS ROBOTICS, INC.

By:
	Name:	Nicolaus Radford
	Title:	President and Chief Executive Officer

Accepted and agreed

as of the date first written above by:

ATW SPECIAL SITUATIONS I LLC,

as a Purchaser and a party to the MIF II Letter Agreement

By:	ATW PARTNERS OPPORTUNITIES
MANAGEMENT, LLC, its Manager

By:	/s/ Antonio Ruiz-Gimenez
	Name:	Antonio Ruiz-Gimenez
	Title:	Authorized Signatory

MATERIAL IMPACT FUND II, L.P.,

as a Purchaser and a party to the MIF II Letter Agreement

By: MATERIAL IMPACT FUND PARTNERS II, LLC, its General Partner

By:
	Name:	Adam Sharkawy
	Title:	Managing Member

THE 2022 SLS FAMILY IRREVOCABLE TRUST,

as a Purchaser

By:
	Name:	Adam Westreich
	Title:	Trustee

Please execute this Letter Agreement where indicated below in order to confirm your agreement with the foregoing provisions.

Very truly yours,

CLEANTECH ACQUISITION CORP.

By:
	Name:	Eli Spiro
	Title:	Chief Executive Officer

NAUTICUS ROBOTICS, INC.

By:
	Name:	Nicolaus Radford
	Title:	President and Chief Executive Officer

Accepted and agreed

as of the date first written above by:

ATW SPECIAL SITUATIONS I LLC,

as a Purchaser and a party to the MIF II Letter Agreement

By: ATW PARTNERS OPPORTUNITIES

MANAGEMENT, LLC, its Manager

By:
	Name:	Antonio Ruiz-Gimenez
	Title:	Authorized Signatory

MATERIAL IMPACT FUND II, L.P.,

as a Purchaser and a party to the MIF II Letter Agreement

By: MATERIAL IMPACT FUND PARTNERS II, LLC, its General Partner

By:	/s/ Adam Sharkawy
	Name:	Adam Sharkawy
	Title:	Managing Member

THE 2022 SLS FAMILY IRREVOCABLE TRUST,

as a Purchaser

By:
	Name:	Adam Westreich
	Title:	Trustee

Please execute this Letter Agreement where indicated below in order to confirm your agreement with the foregoing provisions.

Very truly yours,

CLEANTECH ACQUISITION CORP.

By:
	Name:	Eli Spiro
	Title:	Chief Executive Officer

NAUTICUS ROBOTICS, INC.

By:
	Name:	Nicolaus Radford
	Title:	President and Chief Executive Officer

Accepted and agreed

as of the date first written above by:

ATW SPECIAL SITUATIONS I LLC,

as a Purchaser and a party to the MIF II Letter Agreement

By:	ATW PARTNERS OPPORTUNITIES
MANAGEMENT, LLC, its Manager

By:
	Name:	Antonio Ruiz-Gimenez
	Title:	Authorized Signatory

MATERIAL IMPACT FUND II, L.P.,

as a Purchaser and a party to the MIF II Letter Agreement

By: MATERIAL IMPACT FUND PARTNERS II, LLC, its General Partner

By:
	Name:	Adam Sharkawy
	Title:	Managing Member

THE 2022 SLS FAMILY IRREVOCABLE TRUST,

as a Purchaser

By:	/s/ Adam Westreich
	Name:	Adam Westreich
	Title:	Trustee